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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      AUGUST 10, 1995
                                                --------------------------------


                            MELAMINE CHEMICALS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-16032                  64-0475913
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(State or other jurisdiction (Commission File Number) (IRS Employer Identification
     of incorporation)                                            No.)

       HIGHWAY 18 WEST
 DONALDSONVILLE, LOUISIANA                                               70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                              (ZIP CODE)


Registrant's telephone number, including area code        (504) 473-3121
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                               Page 1 of 4 Pages
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ITEM 5. OTHER EVENTS


        On August 10, 1995, Melamine Chemicals, Inc. issued the attached press release.

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For: MELAMINE CHEMICALS, INC.               Contact: RON COMO & ASSOCIATES, INC.
     P.O. Box 748                                    74 Trinity Place
     Donaldsonville, LA  70346                       New York, NY  10006
     Fred Huber, President & CEO                     Telephone:  (212) 227-3010
     Wayne D. DeLeo, Vice President & CFO
     Telephone:  (504) 473-3121                      August 10, 1995
                                                     Immediate Release

                MELAMINE CHEMICALS, INC. SIGNS LETTERS OF INTENT

DONALDSONVILLE, LOUISIANA, AUGUST 10TH--Melamine Chemicals, Inc. (NASDAQ-MTWO), announced today the signing of two letters of intent relating to the proposed construction of a 66 million pound-per-year melamine plant near Memphis, Tennessee, using the Company's patented M-II technology.

      One letter of intent was signed with a major U.S. corporation seeking a long-term supply of melamine crystal for a variety of applications, most of which represent new uses for melamine. The letter of intent contemplates a contract covering a large portion of the proposed plant's output.

      A second letter of intent was signed with Arcadian Corporation providing a long-term customer for a portion of its Memphis-based urea production. That letter of intent contemplates an agreement under which the Company would receive all of the new plant's raw material requirements from a single source on a cost-plus basis.

      Fred Huber, president and chief executive officer, stated, "We have explored a variety of options for expanding our operations through the exploitation of our M-II technology, and we believe that the proposed plant in Memphis presents an excellent, low-risk and timely opportunity for expansion close to our home base in Donaldsonville. We are particularly pleased that much of the output from this plant would be dedicated to new melamine applications. We believe that this plant will enable Melamine Chemicals, Inc. to fully demonstrate the efficiencies of the M-II technology and expand the Company's ability to satisfy the growing melamine market. If our negotiations proceed according to plan, we hope that definitive agreements will be available for consideration by our respective Board of Directors by year-end."

      Melamine Chemicals, Inc. is engaged in the production and marketing of melamine, a specialty chemical having numerous industrial and commercial applications. The Company is also active in the development of new melamine process and application technology. The Company is one of only two producers of melamine in North America and one of the three largest producers worldwide.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.
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Date:  August 10, 1995                  /s/ Wayne D. DeLeo
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                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer